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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

          ------------------------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 25, 2005

                        DOBI MEDICAL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                      0-32523                 98-0222710
 (State or other jurisdiction   (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)



           1200 MacArthur Boulevard                                  07430
              Mahwah, New Jersey                                  (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (201) 760-6464


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c)) -

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ITEM 7.01         REGULATION FD DISCLOSURE

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This report contains forward-looking statements identified by the use of words such as should, believes, plans, goals, expects, may, will, or the negatives thereof, and other variations thereon or comparable terminology. Such statements are based on currently available information which management has assessed but which is dynamic and subject to rapid change due to risks and uncertainties that affect our business, including, but not limited to, successful verification and validation for release of our ComfortScan 2.0 system; those relating to our ability to timely and successfully complete our patient clinical trials; our ability to timely and successfully complete and submit our premarket approval application to the FDA; the timely and final approval by the FDA of our ComfortScan system as an adjunct to mammography, which approval in the U.S. cannot be assured; the submission and final approval of our ComfortScan system in various international markets, which approval cannot be assured; the success and continued improvements in our product development and research efforts; our ability to timely meet U.S. and foreign government laws and industry standards; our ability to meet U.S. and foreign medical device quality regulation standards required to maintain our CE Mark, and to maintain our ISO, UL and FDA export certifications; the submission and final approval of our ComfortScan system in various international markets, which approval cannot be assured; our ability to timely and successfully ship and deliver our products into international markets; the acceptance and use of our ComfortScan system by physicians, hospitals, imaging clinics and patients; our ability to obtain adequate third party coverage, coding and reimbursement from U.S. and foreign governments and private payers; and other risks detailed from time to time in our filings with the U.S. Securities and Exchange Commission. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be forward-looking statements. Forward-looking statements involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.

Note: Information in this current report furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

Phillip C. Thomas, Chief Executive Officer of DOBI Medical International, Inc., was interviewed by The Wall Street Transcript. The transcript was published on The Wall Street Transcript website at www.twst.com on October 25, 2005, and will also be posted on our website at www.dobimedical.com.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

                 (c)       Exhibits.
                           --------

Exhibit No.                Description
-----------                -----------

                           99.1 Transcript of interview conducted by The Wall Street Transcript published on October 25, 2005, of Phillip C. Thomas, Chief Executive Officer of DOBI Medical International, Inc.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DOBI MEDICAL INTERNATIONAL, INC.



Date: October 25, 2005                          By:   /s/Phillip C. Thomas
                                                      -------------------------
                                                      Phillip C. Thomas
                                                      Chief Executive Officer


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                           THE WALL STREET TRANSCRIPT
                       67 WALL STREET, NEW YORK, NY 10005
            VOICE: (212) 952-7400 FAX: (212) 668-9842; (212) 668-9858
                COPYRIGHT 2005 WALL STREET TRANSCRIPT CORPORATION
                               ALL RIGHTS RESERVED
             WEBSITE: HTTP//WWW.TWST.COM E-MAIL: TRANSCRIPT@TWST.COM



 PHILLIP THOMAS
 CEO
 DOBI MEDICAL INTERNATIONAL, INC.
 1200 MACARTHUR BLVD.
 MAHWAH, NJ 07430
 (201) 760-6464
 WWW.DOBIMEDICAL.COM

         TWST: CAN WE START OFF WITH A QUICK OVERVIEW OF DOBI MEDICAL AND HOW YOU VIEW THE COMPANY AT THIS POINT?

         MR. THOMAS: DOBI Medical is involved in developing new medical technology in the area of improving the diagnosis of breast cancer. This is a very timely topic by virtue of the fact that October is National Breast Cancer Awareness Month. We do this by an altogether new methodology whereby we use red light and sophisticated software to identify, not malignant tumors in the breast, but the vascular structure that supports the growth and development of malignant tumors. This is called angiogenesis. So in a nutshell, we are an angiogenesis-imaging company with the purpose of improving the diagnosis of breast cancer.

         TWST: WHERE DO YOU STAND IN THE PRODUCT DEVELOPMENT?

         MR. THOMAS: The product has been under development for over seven years now. We have tested well over 2,000 women on three different continents. We are working closely with the FDA and have submitted four of the five data packages required for FDA approval, and those four, called data modules, have been accepted by the FDA. So, we have one final data module to submit and that is a clinical study involving roughly 1,000 to 1,200 patients who will be tested with the device. That gathering of clinical data is under way at this time, and we continue to both recruit sites and recruit patients for the study. We will be submitting that data to the FDA as soon as the requisite number of scans has been obtained.

         TWST: HOW LONG MIGHT THAT TAKE?

         MR. THOMAS: It has been going on now for 12 months and we will complete it as soon as possible. It is difficult to put a hard number on it because the sites vary in terms of their output. So we just say it is going to take as long as it takes, and we are going to make it happen as quickly as we can.

         TWST: SO PROGRESS IS BEING MADE?

         MR. THOMAS: Indeed. Our rolling averages over the last six weeks are an improvement over times prior to that. So we are seeing some traction and improvement. We were not able to accelerate as quickly as we wanted to in terms of our clinical data gathering capability partly due to Hurricane Katrina; we had five clinical sites that were either online or getting ready to come online in the New Orleans area just before her arrival and now none of them are involved with our study.

         TWST: WHAT IS THE TEST FOR? IS IT EFFICACY OR SAFETY OR BOTH?

         MR. THOMAS: Yes, both. This test is designed to demonstrate to the satisfaction of the FDA the ability of the ComfortScan(R) system, which is the name of our product, to add additional value over and above common mammography. By this we mean, if you have a mammographic finding that is unclear or ambiguous, and you add a second test, i.e., the ComfortScan system, to address that ambiguity, we believe we are providing new data to help improve the diagnosis of breast cancer in that way as an additive capability. So mammography will provide the physician with morphologic data or anatomical data relative to the lesion; we provide correlating data relative to the presence or absence of vascularization around the lesion, which is often indicative of the presence of malignancy if it is present; it is often indicative of a benign condition if it is not present.

         TWST: HOW BIG IS THE MARKET THAT YOU ARE ADDRESSING POTENTIALLY?

         MR. THOMAS: We discuss that among the management team a lot, but we all agree that it is large. Looking at the mammography installed base as a market sizing surrogate, there are 20,000 mammography units installed inside the United States and about the same number installed outside the United States. These units play a screening and adjunctive diagnostic role inside the United States, and a diagnostic role outside the United States, and serve only the market of women over the age of 40, while ComfortScan can serve women of all ages. We have said previously that we believe that in an adjunctive diagnostic role, the potential market for the ComfortScan system is 16,000 units, equally distributed between the United

States and the rest of the world. Having said that, we believe there may be a larger potential market for the ComfortScan system as a therapy monitoring device, and larger still as a screening device.

         TWST: WHERE WOULD THIS STAND RELATIVE TO THE NEW DIGITAL MAMMOGRAPHY THAT SEEMS TO BE COMING AROUND?

         MR. THOMAS: The new digital mammography really has shown little difference for women 50 and over. If you notice, the large study that was recently produced indicated that most of the efficacy for this digital, $500,000 acquisition was in women 50 and under because that is the area where mammography has historically had the most difficulty in terms of accuracy. Our study is also designed for the 50 and under population as an underserved population. While mammography is helping at a significant cost, we are hoping to improve it even further, at a much lower cost. Certainly the current advances are welcome, but the new advances that we will represent should be equally welcome.

         TWST: IS ANYBODY ELSE WORKING IN THIS SAME SPACE?

         MR. THOMAS: There are a couple of companies, one in Florida and one in Canada, that are working on angiogenesis imaging. We believe their systems tend to be much more complicated, much more expensive, have a longer test time, and are further behind us in the FDA approval cycle. So we welcome that challenge on those terms. The other way that physicians can obtain similar kinds of data that we provide is with MRI, which is, as everyone knows, a very expensive piece of equipment.

         TWST: ASSUMING THAT EVERYTHING PROGRESSES ALONG HERE, WHAT ARE YOUR PLANS FOR THE NEXT 18 TO 24 MONTHS?

         MR. THOMAS: We have a number of activities going on in the international community, in Europe and Asia as well as South America. We've begun shipping investigative products to some international locations for the purposes of obtaining regulatory approval in those locations. We are also in a number of international locations that are large population centers such as China and India. We have a multi-prong strategy here, which says, on the one hand, we are going to continue to work with the FDA and our PMA and get that data gathered and submitted and hopefully obtain that approval. On the other hand, we'll continue to work on a number of international locations where we believe there may be substantial business potential. We'll strive to conduct local studies and obtain regulatory approvals there, so we expect to begin generating revenue from those locations once those things occur.

         Lastly, we'll continue to work on next generation versions of the product that will build on the foundation of the first product. We have ideas in the area of breast cancer screening, which is a huge problem internationally due to the lack of formal breast cancer screening programs such as those in the United States. We also have ideas in the area of therapy monitoring of breast cancer drugs that are antiangiogenic in nature. We believe this is potentially a large market that is just starting to emerge. There is a lot of exciting news coming out of the pharmaceutical industry in the area of new antiangiogenic drugs that are curtailing the growth and development of tumors by cutting off the blood supply to those tumors, and we see a potential role in helping to measure and quantify that effect.

         TWST: IS IT BEING USED FOR THAT PURPOSE NOW?

MR. THOMAS: No, it is not being used at this time for those applications, but we are beginning the process of creating studies that will allow us to begin working on strategic partnerships in that regard.

         TWST: IF WE LOOK AHEAD OVER THE NEXT 18 MONTHS, WHAT ARE THE GOALS INVESTORS SHOULD JUDGE YOU ON?

         MR. THOMAS: The goals are really pretty straightforward. First, we have the filing of our PMA clinical trial results with the FDA. Next, we expect to see regulatory approvals from a number of international locations. Subsequent to local approval, we hope to see growth of sales revenue from those international locations. Finally, if all goes well, there is US FDA approval. This will be followed by next generation products and the beginning of sales into the US market. So there is a very clear set of goals we've set for ourselves.

         TWST: YOU HAVE A LOT GOING ON. DO YOU HAVE THE TEAM IN PLACE TO DO
THAT?

         MR. THOMAS: We have a tremendous team of people. We just added a physician, Dr. Svet Dimitrov, who brings a great deal of angiogenesis experience as well as medical expertise. We have strong finance, sales, marketing, clinical, and R&D people across the board. We have a fine group of people who work very hard and have a passion for this particular technology in this environment because of what we feel is a great need for something to help improve breast cancer diagnosis.

         TWST: AS YOU BUILT THE COMPANY AND IT IS KIND OF MOVING FROM AN R&D COMPANY INTO A REAL COMPANY WITH PRODUCTS ON THE MARKET, IS THAT CHANGING THE CULTURE AT ALL?

         MR. THOMAS: The changing culture is always a challenge for management. They say that organizations evolve and we certainly have seen that. There is a lot of growth and development as you go from a five-person company to a 50- or 500-person company, and it takes different skills. Fortunately, we have been able to bring folks in who have been in the big company environments and who have large company expertise. We have other people who have large company experience in our industry and other industries. So we feel confident that we have the breadth and depth properly gauged, and now we just continue to fill out the team.

         TWST: ANY BIG HOLES THAT NEED TO BE FILLED, OR ARE YOU COMFORTABLE AT THIS POINT?

         MR. THOMAS: At this point, the one thing I would really like to see us do is hire an industry-savvy Chief Medical Officer who can bring additional medical expertise into the company; that is someone that we are being very careful about. But we are eager to have that person join us because in this business, we deal with physicians and there is more credibility in having that capability in place. So while we have one physician on staff now, we would like to find another to shore up that side of the program.

         TWST: ARE INVESTORS PAYING MUCH ATTENTION YET?

         MR. THOMAS: We are growing and making progress although the stock price has seemed to be somewhat ambivalent to that. We are not inclined to be out hyping the company, but we do speak with the marketplace regularly. We present at investor and scientific conferences, and I think it is a matter of continuing to get the message out and making steady progress. As we get closer to FDA approval, and separately, as we start to see revenue growth, the marketplace should be more mindful of who we are and what we are doing.

         TWST: WHEN YOU TALK WITH INVESTORS, WHAT IS THE PRIME QUESTION OR CONCERN YOU HEAR?

         MR. THOMAS: For some investors, there is a lot of concern about the FDA approval cycle in terms of time frames. It is a matter of executing the plan and getting the data in front of the FDA and continuing to build the program internationally. It is a lot of work. It is one of those things where there is a lot more below the surface than is seen on the surface, but as time goes by all that work will start paying off. I think it is going to be something that people are going to be talking about for a long time once we get to a certain point.

         TWST: IF YOU WERE SITTING DOWN WITH POTENTIAL LONGER-TERM INVESTORS, WHAT TWO OR THREE REASONS WOULD YOU GIVE THEM TO TAKE A LOOK AT DOBI AT THIS JUNCTURE?

         MR. THOMAS: There are certainly a lot of imaging modalities out there, but they are largely all radiation and ultrasound oriented. There are very few competitors in terms of angiogenesis imaging; we probably are one of the leaders in the nation. We also feel results are a function of people, and in management we have a very talented experienced, "check your ego at the door" type of management team, very focused on the mission at hand and building shareholder value by getting through the FDA process and building this company into a sustainable enterprise. So, from our perspective, size of the market, lack of competition, strong management team, and a good board of directors are the ingredients of a very strong and successful company.

         TWST: WHAT IS THE RISK?

         MR. THOMAS: There is a certain amount of FDA risk, obviously, because the FDA is the FDA. There is always a risk that the product is superseded by other technologies. This is a high-tech environment, and that is always a technological risk. Those are the major risks as I see them. I think that we have most of the other risks pretty well scoped out. Having said that, however, the list of risks associated with a development stage company in this arena is as long as your arm, and are enumerated in our filings with the SEC. The focus here is on the product and on the approval cycle, and those are the two areas that build the most value and also are inherently the most risky.

         TWST: ANYTHING ELSE WE SHOULD TOUCH ON?

         MR. THOMAS: I get e-mails periodically and see articles in the media, especially at this time of the year, about women who have had to deal with breast cancer. I find that people talk about it academically in abstract terms until one day it becomes very personal because someone that they know actually has to deal with it on a first-hand basis. The turn of their voice, the depth of their interest and their passion is completely different at that point. I just want you to realize, and the people who read this piece to realize, that breast cancer is serious business and this is a serious company engaged in creating serious technology to help improve the state of the art of breast cancer diagnosis.

         TWST: THANK YOU. (TJM)

CAUTIONARY STATEMENT FOR FORWARD-LOOKING STATEMENTS

Statements in this document contain information that includes or is based upon certain "forward-looking statements" relating to our business. These forward-looking statements represent management's current judgments and assumptions as of the date of this report. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, and are frequently accompanied by the use of such words as "may," "will," "anticipates," "plans," "believes," "expects," "hopes", "strives", "feels", "potential", "feels", "projects," "intends," "seeks," and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, including without limitation, successful verification and validation for release of our ComfortScan 2.0 system; those relating to our ability to timely and successfully complete our patient clinical trials; our ability to timely and successfully complete and submit our premarket approval application to the FDA; the timely and final approval by the FDA of our ComfortScan system as a adjunct to mammography, which approval in the U.S. cannot be assured; the submission and final approval of our ComfortScan system in various international markets, which approval cannot be assured; the success and continued improvements in our product development and research efforts; our ability to timely meet U.S. and foreign government laws and industry standards; our ability to meet U.S. and foreign medical device quality regulation standards required to maintain our CE Mark, and to maintain our ISO, UL and FDA export certifications; our ability to timely and successfully ship and deliver our products into international markets; the acceptance and use of our ComfortScan system by physicians, hospitals, imaging clinics, and patients; and our ability to obtain adequate third party coverage, coding and reimbursement from U.S. and foreign government and private payers.

We caution readers not to place undue reliance on forward-looking statements, which speak only as of the date of this document is filed with the SEC. Any one of these or other risks, uncertainties, other factors or any inaccurate judgments and assumptions could cause actual results to be materially different from those described herein or elsewhere by us. Certain of these risks, uncertainties, and other factors are described in greater detail in our filings from time to time with the Securities and Exchange Commission, which we strongly urge you to read and consider, including the "Investment Considerations" and the "Cautionary Factors That May Affect Future Results" as set forth in our 2004 Annual Report on Form 10-KSB, as amended, and the "Risk Factors" in our Registration Statement, 2005 on Form SB-2 declared effective on May 11, 2005, our 2005 Second Quarter Report on Form 10-QSB, and our Current Reports on Form 8-K, all of which may be accessed from our website at www.dobimedical.com. Subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and elsewhere in our reports filed with the Securities and Exchange Commission. We expressly disclaim any intent or obligation to update any forward-looking statements.

                                      ~XXX~